Fees Summary	Mar. 03, 2025 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 2,451,122,344
Previously Paid Amount	0
Total Fee Amount	375,266.83
Total Offset Amount	$ 0
Narrative Disclosure	Narrative Disclosure The maximum aggregate amount of the securities to which the prospectus relates is 74,020,695 shares of Common Stock. The prospectus is a final prospectus for the related offering.
Net Fee	$ 375,266.83
Narrative - Max Aggregate Offering Amount | shares	74,020,695
Final Prospectus	true